UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2017

CEMPRA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35405	45-4440364
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

6320 Quadrangle Drive, Suite 360, Chapel Hill, NC	27517
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code    (919) 313-6601

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On August 8, 2017, Cempra, Inc. (“Cempra”), Castle Acquisition Corp., a Delaware corporation and a direct wholly owned subsidiary of Cempra (“Merger Sub”), and Melinta Therapeutics, Inc., a Delaware corporation (“Melinta”), entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”). Subject to the terms and conditions set forth in the Merger Agreement, Merger Sub will merge with and into Melinta (the “Merger”), with Melinta surviving the Merger as a wholly owned subsidiary of Cempra (the “Surviving Corporation”).

At the effective time of the Merger (the “Effective Time”), each outstanding share of Melinta’s common stock (including shares of Melinta common stock to be issued on conversion of Melinta’s outstanding convertible promissory notes and preferred stock) will be converted into the right to receive shares of Cempra’s common stock, par value $0.001 per share (“Cempra Common Stock”), in an amount equal to the exchange ratio calculated pursuant to the Merger Agreement (the “Exchange Ratio”) (except that Melinta stockholders who do not meet the definition of an “accredited investor” under applicable federal securities law will receive a per-share cash payment based on the closing price of Cempra Common Stock on the closing date of the Merger multiplied by the Exchange Ratio). Each outstanding Melinta option and warrant will become options and warrants to purchase Cempra Common Stock.

Under the Exchange Ratio, as of immediately after the Merger, the former Melinta stockholders are expected to own, on a fully-diluted basis as calculated under the treasury stock method, approximately 51.9% of Cempra Common Stock and the former Cempra stockholders are expected to own approximately 48.1% of Cempra Common Stock. The final number of shares will be subject to adjustments at the closing of the Merger based on Cempra’s cash levels (net of debt and transaction expenses) and Melinta’s debt levels (above a permitted amount) and transaction expenses.

The Merger is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.

The Merger Agreement contains customary representations, warranties and covenants made by Cempra and Melinta, including covenants relating to obtaining the requisite approvals of the stockholders of Cempra and Melinta, indemnification of directors and officers, and Cempra’s and Melinta’s conduct of their respective businesses between the date of signing of the Merger Agreement and the closing of the Merger.

The issuance of Cempra Common Stock and other transactions contemplated by the Merger Agreement are subject to approval by Cempra’s stockholders. The Merger is subject to other customary closing conditions, including, among other things, the accuracy of the representations and warranties, subject generally to an overall material adverse effect qualification, compliance by the parties with their respective covenants, no existence of any law or order preventing the Merger and related transactions and Cempra and Melinta receiving opinions from their respective legal advisers to the effect that, on the basis of the facts, representations and assumptions set forth or referred to in such opinion, the Merger will constitute a tax-free reorganization.

The Merger Agreement contains certain termination rights for both Cempra and Melinta and provides for the payment of a termination fee of $7,900,000 by each of Cempra and Melinta to the other party upon termination of the Merger Agreement under specified circumstances. If Cempra’s stockholders do not approve the issuance of shares in the Merger, and either party thereafter terminates the Merger Agreement, Cempra will reimburse up to $2,000,000 of out of pocket costs incurred by Melinta in connection with the transactions (and any termination fee subsequently payable by Cempra would be reduced by the amount of any such expense reimbursement).

Following the Merger, the board of directors of the Surviving Corporation will be increased to nine members and will be comprised of four directors designated by Cempra, four directors designated by Melinta (one of whom will be chairman, designated by Melinta) and a newly appointed chief executive officer, who will be jointly chosen by Cempra and Melinta pursuant to the terms of the Merger Agreement (provided that if a jointly chosen chief executive officer is not appointed as of the closing of the Merger, the initial chairman of the board will serve as interim chief executive officer). Each board committee will initially be comprised of two Cempra designees and two Melinta designees.

The Merger Agreement has been filed as an exhibit to this Form 8-K to provide security holders with information regarding the terms of the Merger Agreement and is not intended to modify or supplement any factual disclosures about Cempra in its public reports filed with the U.S. Securities and Exchange Commission (the “SEC”). In particular, the Merger Agreement and related summary are not intended to be, and should not be relied upon as, disclosures regarding any facts and circumstances relating to Cempra. The representations and warranties contained in the Merger Agreement have been negotiated with the principal purposes of establishing the circumstances in which a party may have the right not to close the Merger if the representations and warranties of the other party prove to be untrue due to a change in circumstance or otherwise, and allocating risk between the parties, rather than establishing matters as facts.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 and is incorporated by reference.

Voting and Lock-Up Agreements

Concurrently with the execution of the Merger Agreement, certain Cempra stockholders, beneficially owning in the aggregate approximately 11.5% of Cempra’s Common Stock, entered into voting and lock-up agreements with Melinta, and certain Melinta stockholders, beneficially owning in the aggregate approximately 91.5% of Melinta’s capital stock, entered into voting and lock-up agreements with Cempra (collectively, the “Voting and Lock-Up Agreements”). Pursuant to the Voting and Lock-Up Agreements, among other things, the stockholders party thereto will vote their shares of Cempra or Melinta, as applicable, in favor of the transactions contemplated by the Merger Agreement, and each such stockholder will be subject to a 180-day lock-up on the sale of shares of capital stock of Cempra, which period shall begin upon the consummation of the Merger.

Item 3.02. Unregistered Sale of Equity Securities.

The merger consideration to be issued by Cempra to the Melinta stockholders pursuant to the Merger Agreement, as described in Item 1.01 of this report, which description is incorporated by reference into this Item 3.02, will consist of unregistered shares of Cempra Common Stock. Such shares will be issued in a private placement exempt from registration under 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), because the offer and sale of such securities does not involve a “public offering” as defined in Section 4(2) of the Securities Act and other applicable requirements were met.

Item 5.01. Change in Control of Registrant.

The completion of the Merger, which is described in Item 1.01 of this report and which is incorporated by reference into this Item 5.01, is expected to constitute a change in control of Cempra. At the Effective Time, Cempra will change its name to “Melinta Therapeutics, Inc.”

Item 8.01. Other Events.

On August 9, 2017, Cempra issued a press release announcing its entry into the Merger Agreement with Melinta, as described in Item 1.01 of this Current Report on Form 8-K. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this communication regarding the proposed merger and other contemplated transactions (including statements relating to satisfaction of the conditions to and consummation of the proposed merger, the expected ownership of the combined company and the alternatives to the proposed merger) constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act and are usually identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “will,” and variations of such words or similar expressions. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Securities Exchange Act and are making this statement for purposes of complying with those safe harbor provisions. These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made. Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations or strategies will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control.

Risks and uncertainties for Cempra and Melinta and of the combined company include, but are not limited to: inability to complete the proposed merger and other contemplated transactions; liquidity and trading market for shares prior to and following the consummation of the proposed merger; costs and potential litigation associated with the proposed merger; failure or delay in obtaining required approvals by the SEC or any other governmental or quasi-governmental entity necessary to consummate the proposed merger, including our ability to file an effective proxy statement in connection with the proposed merger and other contemplated transactions, which may also result in unexpected additional transaction expenses and operating cash expenditures on the parties; failure to obtain the necessary stockholder approvals or to satisfy other conditions to the closing of the proposed merger and the other contemplated transactions; a superior proposal being submitted to either party; failure to issue Cempra common stock in the proposed merger and other contemplated transactions exempt from registration or qualification requirements under applicable state securities laws; risks related to the costs, timing and regulatory review of the combined company’s studies and clinical trials, including its ability to address the issues identified by the FDA in the complete response letter relating to Cempra’s new drug applications for solithromycin for community acquired bacterial pneumonia; uncertainties in obtaining successful clinical results for product candidates and unexpected costs that may result therefrom; inability or the delay in obtaining required regulatory approvals for product candidates, which may result in unexpected cost expenditures; failure to realize any value of certain product candidates developed and being developed, in light of inherent risks and difficulties involved in successfully bringing product candidates to market; inability to develop new product candidates and support existing products; inability to commercialize and launch any product candidate that receives regulatory approval, including Baxdela; the combined company’s anticipated capital expenditures, its estimates regarding its capital requirements and its need for future capital; uncertainties of cash flows and inability to meet working capital needs; cost reductions that may not result in anticipated level of cost savings or cost reductions prior to or after the consummation of the proposed merger; the approval by the FDA and EMA and any other similar foreign regulatory authorities of other competing or superior products brought to market; risks resulting from unforeseen side effects; risk that the market for the combined company’s products may not be as large as expected; inability to obtain, maintain and enforce patents and other intellectual property rights or the unexpected costs associated with such enforcement or litigation; inability to obtain and maintain commercial manufacturing arrangements with third party manufacturers or establish commercial scale manufacturing capabilities; loss of or diminished demand from one or more key customers or distributors; unexpected cost increases and pricing pressures; the possibility of economic recession and its negative impact on customers, vendors or suppliers; and risks associated with the possible failure to realize certain benefits of the proposed merger, including future financial, tax, accounting treatment, and operating results. Many of these factors that will determine actual results are beyond Cempra’s, Melinta’s, or the combined company’s ability to control or predict.

Other risks and uncertainties are more fully described in our Annual Report on Form 10-K for the year ended December 31, 2016, as amended, filed with the SEC, and in other filings that Cempra makes and will make with the SEC in connection with the proposed transactions, including the proxy statement described below under “Important Information and Where to Find It.” Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The statements made in this press release or presentation speak only as of the date stated herein, and subsequent events and developments may cause our expectations and beliefs to change. While we may elect to update these forward-looking statements publicly at some point in the future, we specifically disclaim any obligation to do so, whether as a result of new information, future events or otherwise, except as required by law. These forward-looking statements should not be relied upon as representing our views as of any date after the date stated herein.

Important Information and Where to Find It

Cempra and Melinta and certain of their directors and executive officers may become participants in solicitation of proxies from Cempra stockholders in connection with the proposed transactions. Additional Information regarding persons who may, under the rules of the SEC, be deemed to be participants in the solicitation of the Cempra stockholders in connection with the proposed merger, and who have interests, whether as security holders, directors or employees of Cempra or Melinta or otherwise, which may be different from those of Cempra stockholders generally, will be provided in the proxy statement and other materials to be filed with the SEC.

Each of Cempra’s board of directors, Garheng Kong, David Zaccardelli, Richard Kent, David Gill, Dov A. Goldstein, John H. Johnson, P. Sherrill Neff and Michael Dougherty; Cempra’s executive officers Mark W. Hahn (Executive Vice President and Chief Financial Officer), David Oldach (Chief Medical Officer) and John Bluth (Executive Vice President, Investor Relations and Corporate Communications); Melinta’s board of directors, Eugene Sun, Thomas Koestler, Erik Akhund, Kevin Ferro, Cecilia Gonzalo, Christopher Kiritsy, Pedro Lichtinger, Sean Murphy and John E. Sununu; and Melinta’s executive officers, John Temperato (President and Chief Operating Officer) and Paul Estrem (Chief Financial Officer); may be deemed “participants” in the solicitation of proxies from the Cempra stockholders in connection with the proposed transactions.

Information regarding Cempra’s directors’ and executive officers’ respective interests in Cempra by security holdings or otherwise is set forth in Cempra’s Amendment No. 1 to the Annual Report on Form 10-K/A for the year ended December 31, 2016 filed with the SEC on April 13, 2017. The following is a list of current approximate shares of Cempra common stock beneficially held by each of the foregoing Cempra directors and officers listed above: Garheng Kong (132,114), David Zaccardelli (125,000), Richard Kent (2,445,996), David Gill (98,750), Dov A. Goldstein (72,221), John H. Johnson (122,534), P. Sherrill Neff (2,690,286), Michael Dougherty (80,750), Mark W. Hahn (265,710), David Oldach (111,486) and John Bluth (14,063).

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. A definitive proxy statement and a proxy card will be filed with the SEC and will be mailed to Cempra’s stockholders seeking any required stockholder approvals in connection with the proposed transactions. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT CEMPRA MAY FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS. Stockholders may obtain, free of charge, copies of the definitive proxy statement and any other documents filed by Cempra with the SEC in connection with the proposed transactions at the SEC’s website (http://www.sec.gov), at Cempra’s website (http://investor.cempra.com/), or by writing to the Secretary, Cempra, Inc. at 6320 Quadrangle Drive, Suite 360, Chapel Hill, North Carolina 27517.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1*	Agreement and Plan of Merger and Reorganization, dated as of August 8, 2017, among Cempra, Inc., Castle Acquisition Corp. and Melinta Therapeutics, Inc.

99.1	Press release dated August 9, 2017.

*	Certain schedules to the Merger Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Cempra, Inc. hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEMPRA, INC.

Date: August 10, 2017	/s/ Mark W. Hahn
Mark W. Hahn, Chief Financial Officer